Exhibit 10.4
IRIS INTERNATIONAL, INC
SECOND AMENDMENT TO
KEY EMPLOYEE AGREEMENT
FOR
TOM WAREKOIS
IRIS INTERNATIONAL, INC., a Delaware corporation (the “Company”), agrees with you to amend your Key Employee Agreement in effect on the date hereof (the “Agreement”) as provided below, with such amendment (the “Amendment”) to be effective as of March 30, 2011:
1. Severance Benefits. Section 3.6(a) of the Agreement is deleted in its entirety and replaced with the following:
“Except as provided in subsection (b) below, in the event that (i) your employment is terminated by the Company without cause at any time pursuant to Section 2.2(c) hereof or by you for Good Reason (as defined herein), and (ii) you deliver to the Company on or before the thirtieth (30th) day following the date your employment is terminated a signed settlement agreement and general release in the form attached hereto as Exhibit A (the “Release”) and (iii) you satisfy all conditions to make the Release effective, then the Company shall pay you, at the time and in the manner specified in subsection (c) below, an amount equal to one (1) times your annual base salary in effect immediately prior to such termination.”
2. Miscellaneous. Except as expressly modified hereby, all other terms and provisions of the Agreement shall remain in full force and effect and are incorporated herein by this reference; provided, however, to the extent of any inconsistency between the provisions of the Agreement and the provisions of this Amendment, the provisions of this Amendment shall control. All references in the Agreement to “Agreement”, “hereunder”, “hereof”, or words of like import referring to the Agreement shall mean and be a reference to the Agreement as and to the extent it is amended by this Amendment. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original Amendment, but all of which, taken together, shall constitute one and the same Amendment, binding on the parties hereto. The signature of any party to any counterpart hereof shall be deemed a signature to, and may be appended to, any other counterpart hereof. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO ITS CHOICE OF LAW PROVISIONS, AS CALIFORNIA LAWS ARE APPLIED TO CONTRACTS ENTERED INTO AND PERFORMED IN SUCH STATE.

IN WITNESS WHEREOF, the parties have executed this Amendment to be effective as of the date first written above.

IRIS INTERNATIONAL, INC.
By:	/s/ César M. García
Name:	César M. García
Its:	President and Chief Executive Officer
Dated:	March 30, 2011

ACCEPTED AND AGREED TO:
/s/ Tom Warekois
Tom Warekois
Dated: March 30, 2011

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